Exhibit 99.1

For more information contact:

Media
Rob Gruening
(206) 272-6208
r.gruening@f5.com

Investors
Suzanne DuLong
(206) 272-7049
s.dulong@f5.com

FOR IMMEDIATE RELEASE

F5 Enhances Cloud Security Portfolio with Acquisition of Threat Stack

Cloud-native application protection capabilities provide customers with real-time threat detection for cloud infrastructure and workloads

SEATTLE — September 20, 2021— F5 (NASDAQ: FFIV), today announced a definitive agreement to acquire privately held Threat Stack, a leader in cloud security and workload protection. F5’s application and API protection solutions combined with Threat Stack’s cloud security capabilities and expertise will enhance visibility across application infrastructure and workloads, making it easier for customers to adopt consistent security in any cloud.

“Applications are the backbone of today’s modern businesses, and protecting them is mission critical for our customers,” said Haiyan Song, EVP of Security at F5. “Threat Stack brings technology and talent that will strengthen F5’s security capabilities and further our adaptive applications vision with broader cloud observability and actionable security insights for customers.”

Threats surrounding today’s immersive digital experiences are growing and applications are a focal point for cybercriminals – attacks, fraud, and disrupted customer experiences cost businesses more than $100 billion a year. These experiences are increasingly powered by applications distributed across multiple environments and deeply interconnected through APIs. This significantly expands potential entry points for attackers and requires greater visibility and context to identify and neutralize threats. Organizations face the daunting challenge of accelerating digital innovation to stay competitive while mitigating a widening range of sophisticated adversaries and growing complexity.

F5’s mission is to power adaptive applications that enable customers to secure and deliver extraordinary digital experiences. A core tenet of adaptive applications is their capacity to protect themselves by detecting and mitigating threats in real time. Threat Stack’s proactive risk identification and real-time threat detection combined with the breadth of F5’s application insights and controls will accelerate the delivery of this capability for our customers.

Transaction Details

F5 will acquire all issued and outstanding shares of Threat Stack, a private company headquartered in Boston, for $68 million in purchase consideration, to be financed with balance sheet cash. The transaction is expected to be immaterial to F5’s financial results, adding approximately $15 million in revenue for fiscal year 2022 with no change to F5’s previously stated operating margin targets for fiscal year 2022.

The acquisition is subject to customary closing conditions and is expected to close in F5’s first quarter fiscal year 2022, ending December 31, 2021.

Transaction Advisors

Foros acted as financial advisor to F5 on this transaction. Skadden, Arps, Slate, Meagher & Flom LLP acted as legal advisor to F5. Boston Meridian Partners acted as strategic advisor and Choate, Hall & Stewart LLP provided legal counsel to Threat Stack.

About F5

F5 (NASDAQ: FFIV) is a multi-cloud application security and delivery company that enables our customers—which include the world’s largest enterprises, financial institutions, service providers, and governments—to bring extraordinary digital experiences to life. For more information, go to f5.com. You can also follow @F5 on Twitter or visit us on LinkedIn and Facebook for more information about F5, its partners, and technologies.

About Threat Stack

Threat Stack is the leader in cloud security and compliance for infrastructure and applications, helping companies securely leverage the business benefits of the cloud with proactive risk identification and real-time threat detection across cloud workloads. The Threat Stack Cloud Security Platform® delivers full stack security observability across the cloud management console, host, container, orchestration, managed containers, and serverless layers. Threat Stack provides the flexibility to consume telemetry within existing security workflows — or manages it with you through the Threat Stack Cloud SecOps Program℠ so you can respond to security incidents and improve your organization’s cloud security posture over time.

For more information or to schedule a free demo, visit threatstack.com.

F5 Forward Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding the completion and timing of the Threat Stack acquisition, continuing strength and momentum of F5’s and Threat Stack’s business, past and future financial performance including revenue and operating targets, sequential growth, preliminary and projected revenue information, demand for application security, SaaS, and software products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of F5 offerings including Threat Stack; potential disruptions to F5’s business and distraction of management as F5 integrates Threat Stack’s business and team; F5’s ability to successfully integrate Threat Stack’s products with F5 technologies; the ability of F5’s sales professionals and distribution partners to sell Threat Stack’s product and service offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; the business impact of the acquisition of Threat Stack and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the acquisition; uncertainties as to the timing of the Threat Stack transaction; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; continuation or worsening of the current COVID-19 pandemic; future pandemic or epidemic; F5’s ability to sustain, develop and effectively utilize distribution relationships; F5’s ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5’s ability to expand in international markets; the unpredictability of F5’s sales cycle; future prices of F5’s common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K and other documents that we may file or furnish from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

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Source: F5 Networks